SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 10, 2004

                            CANAL CAPITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           Delaware                        2-96666                51-0102492
(State or Other Jurisdiction of    (Commission File Number)    (I.R.S. Employer
       Incorporation)                                        Identification No.)

                      490 Wheeler Road, Hauppauge, NY 11788
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (631) 234-0140

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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(This document contains 2 pages)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 4, 2004, Mr. Gerald N. Agranoff resigned as a Director of the Registrant's Board of Directors. There were no disagreements between Mr. Agranoff and the Registrant.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Canal Capital Corporation
                                                          Registrant


                                                  /s/ Reginald Schauder
                                                  -----------------------
                                                  Reginald Schauder
                                                  Chief Financial Officer
                                                  Secretary and Treasurer

Date: November 10, 2004


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